UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

Fundamental Investors, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Fundamental Investors

The path we have traveled and the road ahead

[photo of Bow River and a Canadian Pacific train on Morant's Curve in Lake Louise, Alberta, Canada]

Annual report for the year ended December 31, 2008

Fundamental InvestorsSM seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2008:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–43.16%	–0.42%	2.30%

The total annual fund operating expense ratio was 0.63% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 1.99%. The fund’s distribution rate for Class A shares as of that date was 2.33%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

Fundamental Investors’ 2008 results speak to the unusually difficult conditions experienced by the global economy and capital markets. For the 12 months ended December 31, 2008, the fund suffered a 39.7% loss for those shareholders who reinvested quarterly dividends totaling 58 cents a share and the 26-cent February 2008 capital gain distribution.

This trailed the returns of the fund’s two main benchmarks, the unmanaged Standard & Poor’s 500 Composite Index (a broad measure of the U.S. stock market), which fell 37.0%, and the Lipper Growth and Income Funds Index, a gauge of the fund’s category peers, which dropped 37.5%.

The MSCI World Index, a measure of stocks in 23 developed countries, fell further than the fund and its benchmarks, finishing down 40.3%. Though not a primary benchmark, the index is offered for reference, as Fundamental Investors is able to invest up to 30% of assets outside the United States and Canada.

While the fund’s five- and 10-year figures were considerably diminished by the past year’s decline, they nonetheless exceed the returns recorded by the S&P 500 and the Lipper index for those periods, as shown in the table below. Fundamental Investors’ average annual lifetime return of 11.8% — which encompasses the 30 years the fund has been managed by Capital Research and Management Company — has surpassed its benchmarks as well.

[Begin Sidebar]
Results at a glance

(For periods ended December 31, 2008, with all distributions reinvested)

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime*
Fundamental Investors
(Class A shares)	–39.7%	0.8%	2.9%	11.8%

Standard & Poor’s 500 Composite Index†	–37.0	–2.2	–1.4	10.7

Lipper Growth and
Income Funds Index	–37.5	–2.1	–0.2	10.0

MSCI World Index†	–40.3	0.0	–0.2	9.8

*Since Capital Research and Management Company began managing the fund on August 1, 1978.
†Unmanaged.
[End Sidebar]

[photo of a Canadian Pacific train on Morant's Curve in Lake Louise, Alberta, Canada]

[Begin Sidebar]
In this report

Special feature

6	The path we have traveled
and the road ahead

The fund’s portfolio counselors
reflect on a difficult investment
environment and the opportunities
that may emerge from it.

Contents

1	Letter to shareholders

4	Results of a $10,000 investment
in Fundamental Investors

12	Summary investment
portfolio

15	Financial statements

31	Board of directors and
other officers
[End Sidebar]

Income remains important

Providing shareholders with regular quarterly income remains one of Fundamental Investors’ primary objectives. Though its share price declined during the period, the fund nonetheless delivered on its income goal. Despite many companies reducing or eliminating their payouts, the fund provided a 12-month dividend yield of 2.30% — a figure that takes into account a 10-cent special dividend paid in December 2008.

A pervasive and intense downturn

The subprime mortgage troubles that periodically unsettled financial markets in 2007 grew into a full-fledged crisis that defined the 2008 investment environment. As hundreds of billions in mortgage securities went bad, the balance sheets of many financial institutions became suspect. Lending among these institutions — an activity critical to their successful functioning — virtually ceased. As the credit freeze deepened, consumers and businesses found it difficult to borrow and economic activity slowed significantly.

Governments and central banks around the world undertook extraordinary measures and coordinated their efforts to keep the crisis from deepening. However, a steady stream of bad news, mounting layoffs and gloomy economic indicators darkened investor sentiment and sparked further volatility.

Weakness in many sectors

Naturally, the financial sector was hit hardest. The fund entered the tumultuous period with a relatively low concentration among these companies, but some we held were at the center of the storm. Among our investments were Fannie Mae, Freddie Mac and Washington Mutual, all of which incurred significant losses before we liquidated our positions.

Many energy and materials investments — key contributors to Fundamental Investors’ results over the past several years — saw their share prices plunge as the economic slowdown sharply curtailed demand for commodities. The stock prices for commodity suppliers generally move in tandem with the prices of the commodities themselves. Thus, the fund lagged its benchmarks the most during the third quarter, when declines in commodity prices accelerated.

The effect of this trend was perhaps most evident in the share value of Suncor Energy (–64.2%), which for several years had been our largest holding but slipped to second place. Among other significant investments in the energy sector, Tenaris (–53.1%), EnCana (–31.3%) and Occidental Petroleum (–22.1%) all were down.

These particular areas were trouble spots, but results for the fund’s top 10 holdings — a group representing several industries — reveal the breadth and global nature of the situation. Mobile telephone equipment giant Nokia (–59.5%), now the fund’s largest holding; Merck (–47.7%); Microsoft (–45.4%); network hardware supplier Cisco Systems (–39.8%); AT&T (–31.4%); and software producer Oracle (–21.5%) all fell sharply. Drug producer Roche (–11.1%) and home improvement retailer Lowe’s (–4.9%) recorded more modest declines.

McDonald’s (+5.6%), the lone top 10 position to record a gain, benefited from a tendency among consumers to seek out lower priced goods during tough economic times. This same effect had a positive impact on shares of Wal-Mart Stores (+18.0%), a sizable fund investment. They were two of only six companies out of more than 200 held for the full 12 months to post a gain.

Also helping results were the fund’s sizable investments in pharmaceuticals. This sector has typically held up better than the broader market during economic downturns and did so again this past year. That said, it did, on the whole, decline. While food, beverage and tobacco holdings were a relatively small portion of fund assets, they too aided results.

A weakening U.S. dollar had been a tailwind in the past few years, but its effect on the 23.0% of the fund’s portfolio invested in companies based outside the U.S. was mixed in 2008. (When the dollar weakens against a particular currency, U.S. investors in companies denominated in that currency benefit as the investment becomes worth more when translated back into U.S. dollars.) The U.S. currency strengthened against the euro, the British pound and the Canadian dollar while weakening against the yen and the Swiss franc.

Looking ahead

When it comes to identifying investment opportunities in the present environment, market volatility and economic uncertainty make separating the wheat from the chaff especially challenging. Based on traditional valuation measures, many companies appear to be attractively priced. Yet this was true throughout much of 2008, and in some cases we did invest only to see a company’s stock decline further.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

1999	23.2%	1.4%	24.6%
2000	3.1	1.2	4.3
2001	–10.9	1.3	–9.6
2002	–19.1	1.8	–17.3
2003	30.2	1.8	32.0
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7

10-year average annual total return			2.9%
10-year cumulative total return			33.1
Lifetime cumulative total return (since 8/1/78)			2,916.2

Total return measures both capital results (changes in net asset value) and income return (from dividends).
All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

Nonetheless, with caution as our watchword, we remain focused on finding companies we believe can reward shareholders over the long term. The sweeping nature of the recent market downturn may have left some questioning the importance of fundamental research. But we will continue to follow the bottom-up, company-by-company approach that has historically served the fund well. We believe that it is crucial to understanding this highly complex environment and identifying promising investment opportunities.

As these opportunities present themselves, we have the resources to act; as of December 31, 2008, nearly 12% of the fund’s assets were held in cash and short-term securities.

For more of our thoughts on the period we’ve come through and how we are positioning the fund for the future, please turn to the feature article that begins on page 6.

Staying the course

It’s often been said that no one rings a bell when the market reaches its high, just as no one signals when stocks have hit their nadir. Staying the course is crucial, and we are doing our best to position Fundamental Investors for better market days — whenever they arrive.

In these difficult times, we are more thankful than ever for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry

Dina N. Perry
President

February 6, 2009

For current information about the fund, visit americanfunds.com.

Results of a $10,000 investment in Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2008. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2008)*

	1 year	5 years	10 years

Class A shares	–43.16%	–0.42%	2.30%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.63% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

[begin mountain chart]
		Fundamental Investors with dividends reinvested[1,3]	Fundamental Investors not including dividends[1,5]

Initial Investment	7/31/1978	$9,425	$9,425
High	11-Sep-78	10,000	9,919
Low	14-Nov-78	8,667	8,596
Close	29-Dec-78	9,155	8,947
Low	27-Feb-79	9,086	8,880
High	5-Oct-79	10,823	10,310
Close	31-Dec-79	10,556	9,892
Low	21-Apr-80	9,625	8,907
High	20-Nov-80	13,131	11,876
Close	31-Dec-80	12,807	11,390
High	27-Apr-81	13,986	12,308
Low	25-Sep-81	11,906	10,243
Close	31-Dec-81	12,654	10,688
Low	22-Jan-82	10,593	8,947
High	7-Dec-82	17,346	13,833
Close	31-Dec-82	16,957	13,522
Low	3-Jan-83	16,636	13,266
High	10-Oct-83	21,599	16,721
Close	30-Dec-83	21,389	16,424
High	9-Jan-84	22,004	16,896
Low	24-Jul-84	18,549	13,980
Close	31-Dec-84	22,621	16,759
Low	1-May-85	22,882	16,819
High	16-Dec-85	29,736	21,355
Close	31-Dec-85	29,448	21,148
Low	14-Feb-86	31,766	22,665
High	4-Sep-86	36,571	25,757
Close	31-Dec-86	35,941	25,151
High	25-Aug-87	50,132	34,478
Low	4-Dec-87	33,691	23,002
Close	31-Dec-87	37,295	25,463
Low	20-Jan-88	36,464	24,895
High	5-Jul-88	43,076	28,988
Close	30-Dec-88	43,246	28,561
Low	3-Jan-89	43,068	28,443
High	9-Oct-89	58,786	38,138
Close	29-Dec-89	55,597	35,438
High	4-Jun-90	60,265	37,947
Low	11-Oct-90	46,988	29,390
Close	31-Dec-90	52,130	32,180
Low	9-Jan-91	50,201	30,989
High	31-Dec-91	67,947	40,940
Close	31-Dec-91	67,947	40,940
Low	8-Apr-92	66,472	39,828
High	12-Nov-92	72,487	42,938
Close	31-Dec-92	74,871	44,059
Low	8-Jan-93	74,615	43,908
High	2-Nov-93	88,379	51,169
Close	31-Dec-93	88,466	50,884
High	2-Feb-94	91,634	52,706
Low	8-Dec-94	86,773	48,708
Close	30-Dec-94	89,641	50,319
Low	3-Jan-95	89,539	50,261
High	29-Nov-95	119,498	66,056
Close	29-Dec-95	120,306	66,210
Low	10-Jan-96	117,715	64,784
High	26-Nov-96	145,602	79,119
Close	31-Dec-96	144,352	78,143
Low	11-Apr-97	144,443	77,891
High	7-Oct-97	189,427	101,423
Close	31-Dec-97	182,855	97,513
High	17-Jul-98	212,584	112,606
Low	8-Oct-98	173,534	91,600
Close	31-Dec-98	213,421	112,292
Low	14-Jan-99	211,060	111,050
High	10-Dec-99	258,554	134,742
Close	31-Dec-99	265,882	138,151
High	1-Sep-00	293,957	151,363
Low	21-Dec-00	266,380	136,743
Close	29-Dec-00	277,235	142,315
High	1-Feb-01	287,822	147,750
Low	21-Sep-01	211,970	107,718
Close	31-Dec-01	250,761	126,959
High	19-Mar-02	260,698	131,491
Low	9-Oct-02	182,355	91,253
Close	31-Dec-02	207,271	102,816
Low	12-Mar-03	186,058	91,854
High	31-Dec-03	273,523	133,434
Close	31-Dec-03	273,523	133,434
Low	17-May-04	264,555	128,624
High	30-Dec-04	311,756	149,252
Close	31-Dec-04	311,563	149,159
Low	28-Apr-05	297,315	141,898
High	14-Dec-05	352,458	167,197
Close	30-Dec-05	347,960	163,728
Low	13-Jun-06	354,244	165,717
High	14-Dec-06	416,828	194,392
Close	29-Dec-06	414,904	192,480
Low	5-Mar-07	406,016	187,812
High	31-Oct-07	490,222	225,499
Close	31-Dec-07	471,134	213,905
Low	20-Nov-08	236,224	106,274
High	19-May-08	477,753	216,251
Close	31-Dec-08	284,112	126,717

		S&P 500 with dividends reinvested

		$10,000
High	12-Sep-78	10,670
Low	14-Nov-78	9,306
Close	29-Dec-78	9,762
Low	27-Feb-79	9,807
High	5-Oct-79	11,769
Close	31-Dec-79	11,579
Low	27-Mar-80	10,627
High	28-Nov-80	15,813
Close	31-Dec-80	15,336
High	6-Jan-81	15,603
Low	25-Sep-81	13,172
Close	31-Dec-81	14,581
Low	12-Aug-82	12,625
High	9-Nov-82	17,877
Close	31-Dec-82	17,723
Low	3-Jan-83	17,433
High	10-Oct-83	22,491
Close	30-Dec-83	21,721
Low	24-Jul-84	19,933
High	6-Nov-84	23,337
Close	31-Dec-84	23,083
Low	4-Jan-85	22,592
High	16-Dec-85	30,417
Close	31-Dec-85	30,407
Low	22-Jan-86	29,286
High	2-Dec-86	37,737
Close	31-Dec-86	36,082
High	25-Aug-87	51,060
Low	4-Dec-87	34,314
Close	31-Dec-87	37,977
Low	20-Jan-88	37,293
High	21-Oct-88	44,800
Close	30-Dec-88	44,267
Low	3-Jan-89	43,883
High	9-Oct-89	58,837
Close	29-Dec-89	58,269
High	16-Jul-90	61,897
Low	11-Oct-90	50,026
Close	31-Dec-90	56,457
Low	9-Jan-91	53,255
High	31-Dec-91	73,620
Close	31-Dec-91	73,620
Low	8-Apr-92	70,130
High	18-Dec-92	80,063
Close	31-Dec-92	79,222
Low	8-Jan-93	78,011
High	28-Dec-93	87,854
Close	31-Dec-93	87,189
High	2-Feb-94	90,223
Low	4-Apr-94	82,600
Close	30-Dec-94	88,336
Low	3-Jan-95	88,305
High	13-Dec-95	122,408
Close	29-Dec-95	121,491
Low	10-Jan-96	118,049
High	25-Nov-96	152,084
Close	31-Dec-96	149,367
Low	2-Jan-97	148,615
High	5-Dec-97	201,641
Close	31-Dec-97	199,183
Low	9-Jan-98	190,410
High	29-Dec-98	258,425
Close	31-Dec-98	256,100
Low	14-Jan-99	252,550
High	31-Dec-99	309,980
Close	31-Dec-99	309,980
High	24-Mar-00	322,882
Low	20-Dec-00	269,684
Close	29-Dec-00	281,766
High	30-Jan-01	293,173
Low	21-Sep-01	207,919
Close	31-Dec-01	248,303
High	4-Jan-02	253,587
Low	9-Oct-02	169,983
Close	31-Dec-02	193,447
Low	11-Mar-03	176,642
High	31-Dec-03	248,903
Close	31-Dec-03	248,903
Low	12-Aug-04	240,252
High	30-Dec-04	275,924
Close	31-Dec-04	275,970
Low	20-Apr-05	260,187
High	14-Dec-05	294,796
Close	30-Dec-05	289,511
Low	13-Jun-06	286,100
High	15-Dec-06	336,807
Close	29-Dec-06	335,199
Low	5-Mar-07	325,873
High	9-Oct-07	374,990
Close	31-Dec-07	353,601
Low	20-Nov-08	184,490
High	2-Jan-08	348,496
Close	31-Dec-08	222,801

		Lipper Growth and Income Funds Index with dividends reinvested[4]

		$10,000
High	31-Aug-78	10,369
Low	31-Oct-78	9,237
Close	29-Dec-78	9,684
Low	28-Feb-79	9,822
High	31-Dec-79	11,995
Close	31-Dec-79	11,995
Low	31-Mar-80	11,317
High	30-Nov-80	15,695
Close	31-Dec-80	15,386
High	31-May-81	15,965
Low	30-Sep-81	14,172
Close	31-Dec-81	15,172
Low	31-Jul-82	14,274
High	31-Dec-82	18,839
Close	31-Dec-82	18,839
Low	31-Jan-83	19,378
High	30-Nov-83	23,277
Close	30-Dec-83	23,127
Low	31-May-84	21,038
High	31-Dec-84	24,119
Close	31-Dec-84	24,119
Low	31-Jan-85	25,851
High	31-Dec-85	31,006
Close	31-Dec-85	31,006
Low	31-Jan-86	31,537
High	31-Aug-86	37,352
Close	31-Dec-86	36,472
High	31-Aug-87	47,533
Low	30-Nov-87	35,112
Close	31-Dec-87	37,434
Low	31-Jan-88	39,236
High	30-Dec-88	44,304
Close	30-Dec-88	44,304
Low	28-Feb-89	46,392
High	31-Aug-89	55,358
Close	29-Dec-89	54,819
High	31-May-90	55,785
Low	31-Oct-90	47,212
Close	31-Dec-90	51,534
Low	31-Jan-91	54,196
High	31-Dec-91	65,836
Close	31-Dec-91	65,836
Low	31-Jan-92	65,763
High	31-Dec-92	72,177
Close	31-Dec-92	72,177
Low	31-Jan-93	73,298
High	31-Dec-93	82,730
Close	31-Dec-93	82,730
Low	20-Apr-94	79,545
High	31-Aug-94	85,813
Close	30-Dec-94	82,387
Low	3-Jan-95	82,387
High	6-Dec-95	108,087
Close	29-Dec-95	108,042
Low	10-Jan-96	105,553
High	27-Dec-96	131,831
Close	31-Dec-96	130,379
Low	2-Jan-97	129,511
High	8-Oct-97	167,437
Close	31-Dec-97	165,420
High	17-Jul-98	190,194
Low	8-Oct-98	152,689
Close	31-Dec-98	187,884
Low	17-Feb-99	183,318
High	16-Jul-99	214,455
Close	31-Dec-99	210,168
Low	25-Feb-00	191,317
High	1-Sep-00	221,351
Close	29-Dec-00	210,997
High	21-May-01	216,930
Low	21-Sep-01	166,373
Close	31-Dec-01	195,336
High	19-Mar-02	201,690
Low	9-Oct-02	140,313
Close	31-Dec-02	160,381
Low	11-Mar-03	145,989
High	31-Dec-03	204,175
Close	31-Dec-03	204,175
Low	12-Aug-04	199,152
High	30-Dec-04	228,446
Close	31-Dec-04	228,113
Low	20-Apr-05	218,372
High	14-Dec-05	246,907
Close	30-Dec-05	243,681
Low	13-Jun-06	242,646
High	15-Dec-06	283,196
Close	29-Dec-06	281,615
Low	5-Mar-07	275,075
High	13-Jul-07	312,492
Close	31-Dec-07	293,656
Low	20-Nov-08	151,582
High	3-Jan-08	289,857
Close	31-Dec-08	183,429

		Consumer Price Index (inflation)[7]

		$10,000
Low	31-Jul-78	10,000
High	29-Dec-78	10,304
Close	29-Dec-78	10,304
Low	31-Jan-79	10,396
High	31-Dec-79	11,674
Close	31-Dec-79	11,674
Low	31-Jan-80	11,842
High	31-Dec-80	13,135
Close	31-Dec-80	13,135
Low	31-Jan-81	13,242
High	31-Dec-81	14,307
Close	31-Dec-81	14,307
Low	31-Jan-82	14,353
High	31-Oct-82	14,947
Close	31-Dec-82	14,855
Low	31-Jan-83	14,886
High	30-Dec-83	15,419
Close	30-Dec-83	15,419
Low	31-Jan-84	15,510
High	31-Oct-84	16,027
Close	31-Dec-84	16,027
Low	31-Jan-85	16,058
High	31-Dec-85	16,636
Close	31-Dec-85	16,636
Low	30-Apr-86	16,530
High	31-Dec-86	16,819
Close	31-Dec-86	16,819
Low	31-Jan-87	16,925
High	30-Nov-87	17,565
Close	31-Dec-87	17,565
Low	31-Jan-88	17,610
High	30-Dec-88	18,341
Close	30-Dec-88	18,341
Low	31-Jan-89	18,432
High	29-Dec-89	19,193
Close	29-Dec-89	19,193
Low	31-Jan-90	19,391
High	30-Nov-90	20,365
Close	31-Dec-90	20,365
Low	31-Jan-91	20,487
High	31-Dec-91	20,989
Close	31-Dec-91	20,989
Low	31-Jan-92	21,020
High	30-Nov-92	21,613
Close	31-Dec-92	21,598
Low	31-Jan-93	21,705
High	30-Nov-93	22,192
Close	31-Dec-93	22,192
Low	31-Jan-94	22,253
High	30-Nov-94	22,785
Close	30-Dec-94	22,785
Low	31-Jan-95	22,877
High	31-Oct-95	23,394
Close	29-Dec-95	23,364
Low	31-Jan-96	23,501
High	30-Nov-96	24,140
Close	31-Dec-96	24,140
Low	31-Jan-97	24,216
High	31-Oct-97	24,597
Close	31-Dec-97	24,551
Low	31-Jan-98	24,597
High	31-Oct-98	24,962
Close	31-Dec-98	24,947
Low	31-Jan-99	25,008
High	30-Nov-99	25,616
Close	31-Dec-99	25,616
Low	31-Jan-00	25,693
High	30-Nov-00	26,499
Close	29-Dec-00	26,484
Low	31-Jan-01	26,651
High	30-Sep-01	27,139
Close	31-Dec-01	26,895
Low	31-Jan-02	26,956
High	31-Oct-02	27,595
Close	31-Dec-02	27,534
Low	31-Jan-03	27,656
High	30-Sep-03	28,189
Close	31-Dec-03	28,052
Low	31-Jan-04	28,189
High	30-Nov-04	29,072
Close	31-Dec-04	28,965
Low	31-Jan-05	29,026
High	31-Oct-05	30,320
Close	30-Dec-05	29,954
Low	31-Jan-06	30,183
High	31-Aug-06	31,035
Close	29-Dec-06	30,715
Low	31-Jan-07	30,809
High	30-Nov-07	31,990
Close	31-Dec-07	31,969
Low	31-Dec-08	31,998
High	31-Jul-08	33,480
Close	31-Dec-08	31,998
[end mountain chart]

Year ended
December 31	1978 [6]	1979	1980	1981	1982	1983	1984		1985

Capital value
Dividends in cash	$216	405	553	580	634	594	556		582
Value at year-end[1]	$8,947	9,892	11,390	10,688	13,522	16,424	16,759		21,148

Total value
Dividends reinvested	$217	421	603	665	768	755	734		795
Value at year-end[1]	$9,155	10,556	12,807	12,654	16,957	21,389	22,621		29,448

Total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8		30.2

Year ended
December 31	1986	1987	1988	1989	1990	1991	1992		1993

Capital value
Dividends in cash	636	717	895	1,225	1,058	904	988		1,084
Value at year-end[1]	25,151	25,463	28,561	35,438	32,180	40,940	44,059		50,884

Total value
Dividends reinvested	894	1,034	1,328	1,877	1,679	1,478	1,655		1,858
Value at year-end[1]	35,941	37,295	43,246	55,597	52,130	67,947	74,871		88,466

Total return	22.0	3.8	16.0	28.6	(6.2)	30.3	10.2		18.2

Year ended
December 31	1994	1995	1996	1997	1998	1999	2000		2001

Capital value
Dividends in cash	1,238	1,160	1,196	1,351	1,428	1,578	1,716		1,844
Value at year-end[1]	50,319	66,210	78,143	97,513	112,292	138,151	142,315		126,959

Total value
Dividends reinvested	2,171	2,082	2,187	2,511	2,691	3,013	3,319		3,611
Value at year-end[1]	89,641	120,306	144,352	182,855	213,421	265,882	277,235		250,761

Total return	1.3	34.2	20.0	26.7	16.7	24.6	4.3		(9.6)

Year ended
December 31	2002	2003	2004	2005	2006	2007	2008

Capital value
Dividends in cash	2,289	1,850	2,590	2,729	2,590	4,572	2,938
Value at year-end[1]	102,816	133,434	149,159	163,728	192,480	213,905	126,717	[5]

Total value
Dividends reinvested	4,553	3,755	5,345	5,735	5,534	9,917	6,506
Value at year-end[1]	207,271	273,523	311,563	347,960	414,904	471,134	284,112	[3]

Total return	(17.3)	32.0	13.9	11.7	19.2	13.6	(39.7)

Average annual total return 11.6%1

1As outlined in the prospectus, the sales charge is reduced for accounts of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]Includes reinvested dividends of $79,693 and reinvested capital gain distributions of $170,881.

[4]Results of the Lipper Growth and Income Funds Index reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

[5]Includes reinvested capital gain distributions of $91,556 but does not reflect income dividends of $42,697 taken in cash.
[6]For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.
[7]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

The Standard & Poor’s 500 Composite Index is unmanaged, and includes reinvested distributions but does not reflect the effect of sales charges, commissions or expenses.

The path we have traveled and the road ahead

After outpacing its benchmark indexes for six straight years and posting double-digit annual gains for half a decade, Fundamental Investors finished deep in negative territory for 2008. The fund’s downturn mirrored the huge selloff in global equity markets brought on by the seizing up of credit markets, the precariousness or outright failure of a number of preeminent financial institutions and a major economic slowdown. The unrelenting bad news made for exceptionally difficult market conditions, and investors had few places to hide.

Such an environment tests the confidence of investors and the mettle of those who manage their investments. That was certainly the case during the past year when assets many had earmarked for goals like retirement and children’s college expenses lost significant value. Furthermore, the foreseeable future offers little in the way of consolation. The magnitude of global economic problems suggests that the current period of uncertainty and volatility could stretch well into 2009.

In the following pages, Dina Perry, president and portfolio counselor for Fundamental Investors, and her fellow counselors — Jim Drasdo, Ron Morrow, Mike Kerr and Brady Enright — look back on a year of daunting challenges. They explain how experience and fundamental research continue to play a vital role both in maintaining a measured perspective and navigating ongoing market volatility. Lastly, they discuss how the present challenges might lead to future investment opportunities and offer a compelling case for continuing to make Fundamental Investors a component of your diversified portfolio.

Dina: The last year was extremely challenging and quite different from other market and economic environments that most of us have experienced. I am much more used to markets that key off economic and business cycles, but this crisis was unusual as it originated in housing. We knew housing was a bubble and that some mortgages should not have been issued — and we avoided certain holdings in those areas. However, we did not anticipate nor did our experience prepare us for a crisis of this magnitude.

Ron: The velocity of the downturn was very surprising and, ultimately, there was no place to hide. That is rather unusual. For example, during the savings and loan crisis of the late 1980s, I was a consumer products analyst, and the companies I covered held up quite well. And during the tech bubble, the trouble was by and large contained within a handful of sectors and Fundamental Investors steered clear of many of those areas. This time, however, there were a great many bullets to dodge and we weren’t as fortunate. I know we all feel terrible about that.

Mike: I agree. We wish we would have had more success at protecting our shareholders during the decline. Some of the strategies we had in place to preserve capital didn’t work.

Dina: Holdings in energy and materials that had been key drivers of fund returns over the past few years suffered sharp drops as the broad economic downturn caused commodity prices to decline. We had trimmed these positions somewhat, but still maintained sizable concentrations.

Jim: Things that I thought would have helped, like companies that stood to benefit from healthy demand by consumers in emerging Asian countries who weren’t affected by the U.S. recession or real estate troubles, did not.

Trouble on a global scale

Ron: The global scope of the repercussions has been a real surprise. Many had thought that certain economies had decoupled — that is to say, economies in China, India and the Far East might have been insulated from trouble in the United States. But the old adage that when the U.S. sneezes the world catches cold turned out to be true.

[Begin Pull Quote]
“The last year was extremely challenging and quite different from other market and economic environments that most of us have experienced.”

— Dina Perry, president and portfolio counselor
[End Pull Quote]

[Begin Photo Caption]
31 years of investment experience
17 years with American Funds
[photo of Dina Perry]
[End Photo Caption]

[Begin Sidebar]
[photo of a person in snowshoes walking between snow covered mountains]
Enduring difficult markets can be challenging for even the most seasoned investment professionals. Experience and a rigorous approach to research can help identify investment opportunities that may benefit shareholders as conditions improve.
[End Sidebar]

[Begin Sidebar]
When volatile markets make valuing companies difficult, it’s important to take the long view when analyzing the prospects of potential investments.
[photo of a telescope pointed towards snow covered mountains]
[End Sidebar]

[Begin Photo Caption]
[photo of Jim Drasdo]
37 years of investment experience
32 years with American Funds
[End Photo Caption]

[Begin Pull Quote]
“Despite the extreme difficulty we’ve experienced, certain things are unchanged. People in developing nations like China and India still aspire to live middle class lives, which should help the global economy continue to grow.”

— Jim Drasdo, portfolio counselor
[End Pull Quote]

Brady: Naturally, we ask ourselves “What should we have done differently? What did we miss?” As Dina mentioned, we foresaw troubles in the subprime mortgage market but it was difficult to imagine that blue chip companies totally unrelated to the financial or housing industries would, consequently, be unable to finance their operations. Yet that’s what happened.

Dina: What we did not fully comprehend was the effect that these sliced and diced mortgage securities — which were distributed globally — would have on credit markets.

Jim: This situation really reinforced to me the extent to which the world works on credit. Autos are a good example: Most people who buy a car take out a loan. Beyond that, the dealer with merchandise in the showroom and the parts supplier sending products to Detroit need financing too. It all works on credit, but when lending grinds to a halt as it did in this case, it creates substantial systemic problems.

Dina: The good news is that there has been a massive global response by governments and central banks. In the U.S., the Federal Reserve’s actions were truly unprecedented. Not only did the Fed lower interest rates, it bought up bad instruments, put liquidity into the banks and took control of Fannie Mae and Freddie Mac, as well as institutions like AIG.

Another Great Depression? Key differences

Ron: The coordinated global response among governments and central banks represents a key difference between what’s happening now and what happened in the Great Depression. We’re not seeing the trade restrictions and other misguided measures that ultimately fostered ultra-high unemployment back then. Consequently, we still have an economy that can recover.

Jim: And the fact remains that despite the extreme difficulty we’ve experienced, certain things are unchanged. People in developing nations like China and India still aspire to live middle class lives, which should help the global economy continue to grow. I also believe that innovation in America is alive and well.

Mike: That said, we do have concerns. The scale of the response has been huge and it’s not exactly clear what the combined impact of all these policies will be. That’s why, as we think about positioning Fundamental Investors’ portfolio, it’s important to own companies that we believe are financially solid and have the ability to endure a very difficult economic stretch. Likewise it’s crucial to create a portfolio of companies that can participate in an economic recovery if one takes hold.

[Begin Sidebar]
No place to hide

All market downturns are different. Some declines are brought on by negative results in a handful of sectors while others are attributable to broad based market weakness. The 2008 decline was widespread, as evident in the steep downturn in each of the 10 sectors that make up the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks. As you can see in the table below, even consumer staples, traditionally something of a safe haven during uncertain, recessionary times, posted a return of –15.4%.

Benchmark: S&P 500

Economic sector*	2008

Energy	–34.9%
Materials	–45.7
Industrials	–39.9
Consumer discretionary	–33.5
Consumer staples	–15.4
Health care	–22.8
Financials	–55.3
Information technology	–43.1
Telecommunications services	–30.5
Utilities	–29.0
Total	–37.0

*Source: Morningstar (with dividends reinvested).
[End Sidebar]

[Begin Pull Quote]
“Our analysts are traveling more than ever and their reports, combined with the nature of the broader market environment, reveal some compelling possibilities.”

— Ron Morrow, portfolio counselor
[End Pull Quote]

[Begin Photo Caption]
41 years of investment experience
12 years with American Funds
[photo of Ron Morrow]
[End Photo Caption]

[Begin Sidebar]
[photo of snow covered railroad tracks - train cars in the background]
Whether conditions are calm or turbulent, no two investment professionals share the same outlook on markets and the economy. A system that enables each to invest according to his or her highest conviction ideas is central to the fund’s approach.
[End Sidebar]

[Begin Pull Quote]
“At a time when others may be cutting back on travel and other research expenses, our goal is to keep our investment resources intact and engaged as we seek opportunities for our shareholders.”

— Mike Kerr, portfolio counselor
[End Pull Quote]

[Begin Photo Caption]
[photo of Mike Kerr]
26 years of investment experience
24 years with American Funds
[End Photo Caption]

[Begin Sidebar]
[photo of a man looking in a ice chest]
For investment professionals, field research can be especially important during trying economic times, when the scene on the ground can be difficult to grasp from afar.
[End Sidebar]

What’s the right price?

Jim: Valuing things when investors are fearful is tough. When I joined Capital, the Japanese market was the highest flying in the world. It was selling at 80 to 90 times earnings, and people were rationalizing those figures. Yet recently I heard an analyst talking about a very good Japanese company with a track record of 15% annual growth and two-thirds of its market value in cash that is now selling at eight to nine times earnings. Yet the analyst was saying “I think I’m going to wait until it’s cheaper.” In extreme market conditions, it becomes difficult to ascertain fair prices for stocks.

Mike: I agree and think that right now most of us are focusing on some very basic things. A starting point is companies with strong balance sheets — ones that have considerable cash and don’t look as if they will have to borrow money over the next few years, because the cost of borrowing right now is just extraordinary.

Brady: As we seek to understand the obstacles businesses are facing, we’re doing a great deal of fundamental research. And we’re being especially careful not to engage only with senior managers, as there can often be considerable distance between them and their company’s day-to-day operations. Instead we may seek out a sales manager or someone closer to the frontlines as they often provide meaningful insights.

Mike: We have always been deeply committed to a research-intense approach and we remain so today. At a time when others may be cutting back on travel and other research expenses, our goal is to keep our investment resources intact and engaged as we seek opportunities for our shareholders.

Ron: Our analysts are traveling more than ever and their reports, combined with the nature of the broader market environment, reveal some compelling possibilities.

Unprecedented valuations

Brady: Most of the time we are faced with the dilemma of investing in a top-tier company at a premium price or buying a second- or third-tier company at a discount. But right now I feel that many great companies are available at what I think will prove to be attractive valuations. There are companies that fit this description in every industry.

Mike: One company I looked at, for example, has a strong order backlog, and a significant part of its business comes from defense spending, which is somewhat recession-proof. Yet it faces near-term headwinds because credit market troubles make it difficult for customers to finance purchases. But the fact is, in three years’ time I believe demand for its products will be strong. So if you look longer term, its earnings power is probably fairly good and its valuation has never been this depressed.

Dina: A long-term investment approach is essential because the near-term outlook is murky. But as the global economy eventually gets back on surer footing, many of our holdings may stand to benefit. Another thing we’re paying attention to is the potential impact that increased domestic infrastructure spending could have if it becomes part of the upcoming stimulus package. We believe that companies in the energy, materials and machinery sectors may benefit and, as a result, represent investment opportunities.

The flexibility to act

Ron: One advantage we enjoy is the breadth of Fundamental Investors’ mandate. We are able to invest in domestic and overseas companies. We seek to provide regular quarterly income, but not every company in which we invest must pay a dividend. We’re able to make investments in value and growth companies, as well as those that fall in the middle of the spectrum. In an environment like the present — where investment opportunities are coming in all shapes and sizes — that can be a big advantage.

Dina: Opportunities do indeed come in all shapes and sizes, which generally means that none of the fund’s portfolio counselors have exactly the same idea about which are best. Thankfully this diversity of opinions is well served by our multiple portfolio counselor system — the investment approach we use to manage the fund. It gives each of us responsibility for a portion of the fund’s assets that we then invest according to our highest conviction ideas. Our experience and viewpoints guide us in different directions. For example, some of my fellow counselors are currently choosing to hold significant amounts of cash, while I have chosen to invest virtually the full amount of assets allocated to me.

Brady: One final point I believe is extremely significant to make: Fundamental Investors is an important investment for me personally, not simply some abstract project that I work on. It’s real money to me, just as I know it represents the savings and hopes of our shareholders. We feel everything that has happened over the last year on a personal level, and we understand how trying this period has been for our shareholders. We remain laser-focused on making the fund’s results as good as they can be given the fund’s objectives.

[Begin Sidebar]
Being able to invest in a wide variety of companies — including those headquartered abroad — allows investment professionals, operating within fund guidelines, to chart their own course as they pursue Fundamental Investors’ growth-and-income mandate.
[photo of a man sitting on a mountain top looking at a map]
[End Sidebar]

[Begin Photo Caption]
17 years of investment experience
12 years with American Funds
[photo of Brady Enright]
[End Photo Caption]

[Begin Pull Quote]
“Fundamental Investors is an important investment for me personally, not simply some abstract project that I work on. It’s real money to me, just as I know it represents the savings and hopes of our shareholders.”

— Brady Enright, portfolio counselor
[End Pull Quote]

Summary investment portfolio, December 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	17.61%
Industrials	12.24
Health Care	11.87
Energy	10.54
Financials	7.58
Other industries	28.19
Bonds & Notes	0.15
Short-term securities & other assets less liabilities	11.82
[end pie chart]

Country diversification (percent of net assets)

United States	65.0%
Euro zone *	9.1
Canada	3.9
Japan	1.7
Switzerland	3.4
United Kingdom	2.5
Other countries	2.4
Bonds, short-term securities & other assets less liabilities	12.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Finland, France, Germany, Ireland, Italy and the Netherlands.

	Shares	Value (000)	Percent of net assets

Common stocks - 88.03%

Information technology - 17.61%
Nokia Corp. (ADR)	34,522,000	$538,543
Nokia Corp. (1)	18,900,000	293,733	2.44%
Oracle Corp. (2)	38,391,979	680,690	2.00
Microsoft Corp.	33,295,000	647,255	1.90
Cisco Systems, Inc. (2)	32,910,000	536,433	1.57
Google Inc., Class A (2)	1,200,000	369,180	1.08
Yahoo! Inc. (2)	28,160,000	343,552	1.01
EMC Corp. (2)	24,745,000	259,080	.76
Intuit Inc. (2)	9,975,000	237,305	.70
SAP AG (ADR)	6,500,000	235,430	.69
Other securities		1,863,433	5.46
		6,004,634	17.61

Industrials - 12.24%
Deere & Co.	10,500,000	402,360	1.18
Schneider Electric SA (1)	4,110,075	307,770	.90
Emerson Electric Co.	8,400,000	307,524	.90
Union Pacific Corp.	6,100,000	291,580	.86
General Electric Co.	14,700,000	238,140	.70
Caterpillar Inc.	5,217,500	233,066	.68
General Dynamics Corp.	3,545,800	204,203	.60
Northrop Grumman Corp.	4,366,243	196,655	.58
Other securities		1,991,558	5.84
		4,172,856	12.24

Health care - 11.87%
Merck & Co., Inc.	19,940,800	606,200	1.78
Roche Holding AG (1)	3,025,000	462,758	1.36
Eli Lilly and Co.	9,898,400	398,609	1.17
Wyeth	10,000,000	375,100	1.10
Bayer AG, non-registered shares (1)	4,670,000	275,019	.81
Abbott Laboratories	4,450,000	237,496	.69
C. R. Bard, Inc.	2,500,000	210,650	.62
Other securities		1,479,969	4.34
		4,045,801	11.87

Energy - 10.54%
Suncor Energy Inc.	36,866,206	717,658	2.10
Occidental Petroleum Corp.	6,804,244	408,186	1.20
Chevron Corp.	2,892,763	213,978	.63
Tenaris SA (ADR)	10,170,000	213,367	.63
EnCana Corp.	4,300,000	201,008	.59
Diamond Offshore Drilling, Inc.	3,332,000	196,388	.58
Murphy Oil Corp.	4,343,636	192,640	.56
CONSOL Energy Inc. (3)	6,700,000	191,486	.56
Other securities		1,258,694	3.69
		3,593,405	10.54

Financials - 7.58%
Wells Fargo & Co.	10,880,000	320,742	.94
Berkshire Hathaway Inc., Class A (2)	2,945	284,487	.84
JPMorgan Chase & Co.	8,000,000	252,240	.74
Bank of America Corp.	17,160,000	241,613	.71
U.S. Bancorp	8,712,000	217,887	.64
Citigroup Inc.	28,900,000	193,919	.57
Other securities		1,071,511	3.14
		2,582,399	7.58

Consumer discretionary - 7.18%
McDonald's Corp.	9,406,400	584,984	1.72
Lowe's Companies, Inc.	20,210,000	434,919	1.27
Other securities		1,428,226	4.19
		2,448,129	7.18

Materials - 6.28%
Syngenta AG (1)	2,025,400	389,946	1.14
Other securities		1,752,559	5.14
		2,142,505	6.28

Consumer staples - 5.19%
Wal-Mart Stores, Inc.	7,732,700	433,495	1.27
Philip Morris International Inc.	8,224,800	357,861	1.05
Altria Group, Inc.	14,996,000	225,840	.66
Other securities		752,636	2.21
		1,769,832	5.19

Telecommunication services - 3.32%
AT&T Inc.	18,512,500	527,606	1.55
Verizon Communications Inc.	9,400,000	318,660	.93
Other securities		286,335	.84
		1,132,601	3.32

Utilities- 2.82%
Other securities		961,876	2.82

Miscellaneous - 3.40%
Other common stocks in initial period of acquisition		1,154,476	3.40

Total common stocks (cost: $37,451,706,000)		30,008,514	88.03

		Value (000)	Percent of net assets
Bonds & notes - 0.15%

Industrials - 0.15%
Other securities		50,741	.15

Total bonds & notes (cost: $48,559,000)		50,741	.15

	Principal amount (000)	Value (000)	Percent of net assets
Short-term securities - 11.40%

Freddie Mac 0.25%-2.35% due 1/12-9/30/2009	$1,086,444	1,085,086	3.18
Fannie Mae 0.10%-2.50% due 1/28-6/19/2009	778,500	777,788	2.28
Federal Home Loan Bank 0.22%-2.65% due 1/16-4/13/2009	594,900	594,597	1.74
U.S. Treasury Bills 1.89%-1.945% due 1/15-2/12/2009	188,800	188,795	.55
AT&T Inc. 0.35%-2.10% due 1/9-1/20/2009 (4)	60,000	59,980	.18
Emerson Electric Co. 1.20% due 1/26/2009 (4)	36,000	35,969	.11
Merck & Co. Inc. 1.75% due 1/6/2009	29,300	29,293	.09
Other securities		1,115,324	3.27

Total short-term securities (cost: $3,882,013,000)		3,886,832	11.40

Total investment securities (cost: $41,382,278,000)		33,946,087	99.58
Other assets less liabilities		143,735	.42

Net assets		$34,089,822	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/08 (000)

Corporate Executive Board Co.	2,304,200	-	-	2,304,200	$4,055	$50,831
Grafton Group PLC, units (1)	9,500,000	5,150,000	-	14,650,000	3,122	47,441
C&C Group PLC (5)	16,055,047	-	7,170,305	8,884,742	5,019	-
Rohm and Haas Co.(5)	8,607,300	1,795,400	10,402,700	-	12,768	-
					$24,964	$98,272

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $4,750,396,000, which represented 13.93% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the securities Act of 1933. This security (acquired 10/2/2003 at a cost of $61,372,000) may be subject to legal or contractual restrictions on resale.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $674,654,000, which represented 1.98% of the net assets of the fund.

(5) Unaffiliated issuer at 12/31/2008.

Key to abbreviation
ADR = American Depositary Receipts

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $41,061,272)	$33,847,815
Affiliated issuers (cost: $321,006)	98,272	$33,946,087
Cash denominated in currencies other than U.S. dollars
(cost: $1,467)		1,467
Cash		85
Receivables for:
Sales of investments	16,922
Sales of fund's shares	276,039
Dividends and interest	62,833	355,794
		34,303,433
Liabilities:
Payables for:
Purchases of investments	21,142
Repurchases of fund's shares	169,386
Investment advisory services	6,518
Services provided by affiliates	14,496
Directors' deferred compensation	1,826
Other	243	213,611
Net assets at December 31, 2008		$34,089,822

Net assets consist of:
Capital paid in on shares of capital stock		$44,360,313
Undistributed net investment income		199,930
Accumulated net realized loss		(3,033,957)
Net unrealized depreciation		(7,436,464)
Net assets at December 31, 2008		$34,089,822

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 2,500,000 shares, $1.00 par value (1,365,030 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$24,443,154	978,357	$24.98
Class B	924,219	37,088	24.92
Class C	1,468,473	58,985	24.90
Class F-1	2,931,565	117,383	24.97
Class F-2	91,669	3,669	24.98
Class 529-A	484,971	19,422	24.97
Class 529-B	54,050	2,166	24.96
Class 529-C	146,821	5,884	24.95
Class 529-E	21,291	853	24.95
Class 529-F-1	19,922	799	24.95
Class R-1	60,566	2,433	24.90
Class R-2	366,059	14,710	24.89
Class R-3	1,058,385	42,440	24.94
Class R-4	941,588	37,745	24.95
Class R-5	1,077,089	43,096	24.99

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $26.50 and $26.49, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $31,830; also includes
$24,964 from affiliates)	$939,641
Interest	117,332	$1,056,973

Fees and expenses*:
Investment advisory services	115,983
Distribution services	139,155
Transfer agent services	42,329
Administrative services	16,120
Reports to shareholders	3,317
Registration statement and prospectus	2,046
Postage, stationery and supplies	3,571
Directors' compensation	(570)
Auditing and legal	129
Custodian	1,217
State and local taxes	1
Other	135
Total fees and expenses before waiver	323,433
Less investment advisory services waiver	11,598
Total fees and expenses after waiver		311,835
Net investment income		745,138

Net realized loss and unrealized
depreciation on investments
and currency:
Net realized loss on:
Investments (including $137,783 net gain from affiliates)	(3,025,394)
Currency transactions	(2,823)	(3,028,217)
Net unrealized depreciation on:
Investments	(19,833,532)
Currency translations	(247)	(19,833,779)
Net realized loss and
unrealized depreciation
on investments and currency		(22,861,996)
Net decrease in net assets resulting
from operations		$(22,116,858)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2008	2007
Operations:
Net investment income	$745,138	$1,063,193
Net realized (loss) gain on investments
and currency transactions	(3,028,217)	2,686,389
Net unrealized (depreciation) appreciation on investments
and currency translations	(19,833,779)	1,808,390
Net (decrease) increase in net assets resulting from operations	(22,116,858)	5,557,972

Dividends and distributions paid to
shareholders :
Dividends from net investment income	(721,047)	(998,744)
Distributions from net realized gain on investments	(316,888)	(2,310,752)
Total dividends and distributions paid to shareholders	(1,037,935)	(3,309,496)

Net capital share transactions	6,867,554	8,940,644

Total (decrease) increase in net assets	(16,287,239)	11,189,120

Net assets:
Beginning of year	50,377,061	39,187,941
End of year (including undistributed
net investment income: $199,930 and $179,577, respectively)	$34,089,822	$50,377,061

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency fluctuations and controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation –Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended December 31, 2008, there were no non-U.S. taxes paid on realized gains. As of December 31, 2008, there was no liability for non-U.S. taxes based on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2008, the fund reclassified $3,498,000 from undistributed net investment income to accumulated net realized loss and $240,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$201,756
Capital loss carryforward expiring in 2016*	(1,885,675)
Post-October capital loss deferrals (realized during the period November 1, 2008, through December 31, 2008)†	(1,140,924)
Gross unrealized appreciation on investment securities	3,153,922
Gross unrealized depreciation on investment securities	(10,597,471)
Net unrealized depreciation on investment securities	(7,443,549)
Cost of investment securities	41,389,636
*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

† These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2008			Year ended December 31, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$557,598	$241,668	$799,266	$809,465	$1,788,460	$2,597,925
Class B	11,804	10,319	22,123	23,044	76,989	100,033
Class C	16,584	13,050	29,634	26,701	93,931	120,632
Class F-1	60,738	21,382	82,120	61,524	146,701	208,225
Class F-2*	779	-	779	-	-	-
Class 529-A	9,941	4,136	14,077	12,265	29,043	41,308
Class 529-B	570	506	1,076	998	3,671	4,669
Class 529-C	1,515	1,251	2,766	2,393	8,837	11,230
Class 529-E	360	187	547	487	1,322	1,809
Class 529-F-1	424	134	558	404	908	1,312
Class R-1	628	389	1,017	710	2,590	3,300
Class R-2	3,842	3,036	6,878	6,021	21,466	27,487
Class R-3	16,994	7,755	24,749	18,381	52,112	70,493
Class R-4	17,908	6,485	24,393	16,207	39,566	55,773
Class R-5	21,362	6,590	27,952	20,144	45,156	65,300
Total	$721,047	$316,888	$1,037,935	$998,744	$2,310,752	$3,309,496

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. CRMC waived a portion of its investment advisory services fee from September 1, 2004, through December 31, 2008. During the year ended December 31, 2008, total investment advisory services fees waived by CRMC were $11,598,000. As a result, the fee shown on the accompanying financial statements of $115,983,000, which was equivalent to an annualized rate of 0.254%, was reduced to $104,385,000, or 0.228% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$80,557	$40,731	Not applicable	Not applicable	Not applicable
Class B	13,828	1,598	Not applicable	Not applicable	Not applicable
Class C	19,214	Included in administrative services	$2,690	$365	Not applicable
Class F-1	8,841		3,367	304	Not applicable
Class F-2 *	Not applicable		21	3	Not applicable
Class 529-A	1,199		565	87	$612
Class 529-B	719		66	21	72
Class 529-C	1,855		171	47	186
Class 529-E	136		25	4	27
Class 529-F-1	-		21	3	23
Class R-1	655		63	44	Not applicable
Class R-2	3,405		681	1,457	Not applicable
Class R-3	6,137		1,840	703	Not applicable
Class R-4	2,609		1,542	45	Not applicable
Class R-5	Not applicable		1,042	23	Not applicable
Total	$139,155	$42,329	$12,094	$3,106	$920

* Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(570,000), shown on the accompanying financial statements, includes $394,000 in current fees (either paid in cash or deferred) and a net decrease of $964,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2008 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$25,258,118
Level 2 – Other significant observable inputs	8,687,969	(*)
Level 3 – Significant unobservable inputs	-
Total	$33,946,087

(*) Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $4,750,396,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2008
Class A	$7,911,594	231,401	$763,364	22,342	$(6,050,793)	(191,212)	$2,624,165	62,531
Class B	276,235	7,940	21,439	636	(363,229)	(10,840)	(65,555)	(2,264)
Class C	785,133	22,623	28,519	865	(416,578)	(13,019)	397,074	10,469
Class F-1	2,763,196	78,243	72,793	2,178	(1,213,116)	(39,270)	1,622,873	41,151
Class F-2†	116,845	4,125	650	25	(12,665)	(481)	104,830	3,669
Class 529-A	190,435	5,390	14,075	417	(50,723)	(1,537)	153,787	4,270
Class 529-B	14,144	400	1,076	33	(5,318)	(159)	9,902	274
Class 529-C	62,565	1,765	2,766	84	(19,014)	(572)	46,317	1,277
Class 529-E	7,990	228	547	16	(2,522)	(75)	6,015	169
Class 529-F-1	14,406	390	558	17	(2,864)	(88)	12,100	319
Class R-1	55,324	1,583	1,012	32	(18,085)	(537)	38,251	1,078
Class R-2	240,522	6,876	6,875	210	(120,579)	(3,509)	126,818	3,577
Class R-3	835,509	23,703	24,701	750	(317,096)	(9,313)	543,114	15,140
Class R-4	850,916	23,655	24,370	735	(258,547)	(7,396)	616,739	16,994
Class R-5	800,099	24,178	27,167	814	(196,142)	(5,773)	631,124	19,219
Total net increase
(decrease)	$14,924,913	432,500	$989,912	29,154	$(9,047,271)	(283,781)	$6,867,554	177,873

Year ended December 31, 2007
Class A	$6,456,455	150,249	$2,483,027	58,072	$(4,147,003)	(96,202)	$4,792,479	112,119
Class B	235,580	5,496	96,689	2,265	(166,258)	(3,864)	166,011	3,897
Class C	687,356	16,009	116,095	2,721	(205,156)	(4,780)	598,295	13,950
Class F-1	1,620,221	37,361	185,210	4,331	(467,079)	(10,793)	1,338,352	30,899
Class 529-A	195,316	4,545	41,303	966	(30,624)	(708)	205,995	4,803
Class 529-B	15,494	361	4,669	109	(3,171)	(73)	16,992	397
Class 529-C	63,670	1,483	11,229	263	(12,819)	(297)	62,080	1,449
Class 529-E	7,666	179	1,809	42	(1,862)	(43)	7,613	178
Class 529-F-1	9,733	225	1,312	31	(2,366)	(55)	8,679	201
Class R-1	40,043	927	3,279	77	(10,137)	(236)	33,185	768
Class R-2	238,540	5,572	27,471	644	(101,887)	(2,364)	164,124	3,852
Class R-3	733,841	17,019	70,429	1,648	(193,827)	(4,485)	610,443	14,182
Class R-4	506,361	11,794	55,763	1,306	(143,084)	(3,308)	419,040	9,792
Class R-5	547,603	12,544	63,750	1,490	(93,997)	(2,173)	517,356	11,861
Total net increase
(decrease)	$11,357,879	263,764	$3,162,035	73,965	$(5,579,270)	(129,381)	$8,940,644	208,348

(*) Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,004,890,000 and $12,131,021,000, respectively, during the year ended December 31, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (5)	Ratio of net income to average net assets (3) (5)
Class A:
Year ended 12/31/2008	$42.45	$.60	$(17.23)	$(16.63)	$(.58)	$(.26)	$(.84)	$24.98	(39.70%)	$24,443.63%		.61%	1.70%
Year ended 12/31/2007	40.05	1.03	4.39	5.42	(.95)	(2.07)	(3.02)	42.45	13.55	38,877.60		.57	2.40
Year ended 12/31/2006	35.40	.62	6.16	6.78	(.56)	(1.57)	(2.13)	40.05	19.24	32,187.61		.58	1.60
Year ended 12/31/2005	32.25	.58	3.16	3.74	(.59)	-	(.59)	35.40	11.68	24,390.62		.60	1.75
Year ended 12/31/2004	28.85	.61	3.35	3.96	(.56)	-	(.56)	32.25	13.91	21,543.63		.63	2.05
Class B:
Year ended 12/31/2008	42.35	.34	(17.20)	(16.86)	(.31)	(.26)	(.57)	24.92	(40.14)	924	1.39	1.37	.94
Year ended 12/31/2007	39.96	.70	4.38	5.08	(.62)	(2.07)	(2.69)	42.35	12.70	1,667	1.36	1.33	1.63
Year ended 12/31/2006	35.33	.32	6.14	6.46	(.26)	(1.57)	(1.83)	39.96	18.33	1,417	1.38	1.35	.83
Year ended 12/31/2005	32.19	.33	3.15	3.48	(.34)	-	(.34)	35.33	10.84	1,090	1.39	1.36	.99
Year ended 12/31/2004	28.80	.38	3.35	3.73	(.34)	-	(.34)	32.19	13.03	971	1.40	1.39	1.29
Class C:
Year ended 12/31/2008	42.31	.32	(17.17)	(16.85)	(.30)	(.26)	(.56)	24.90	(40.16)	1,468	1.43	1.41	.90
Year ended 12/31/2007	39.92	.70	4.36	5.06	(.60)	(2.07)	(2.67)	42.31	12.65	2,053	1.41	1.38	1.62
Year ended 12/31/2006	35.30	.30	6.13	6.43	(.24)	(1.57)	(1.81)	39.92	18.23	1,380	1.43	1.41	.77
Year ended 12/31/2005	32.17	.30	3.15	3.45	(.32)	-	(.32)	35.30	10.76	776	1.45	1.43	.91
Year ended 12/31/2004	28.78	.37	3.34	3.71	(.32)	-	(.32)	32.17	12.96	566	1.47	1.46	1.24
Class F-1:
Year ended 12/31/2008	42.43	.60	(17.22)	(16.62)	(.58)	(.26)	(.84)	24.97	(39.69)	2,932.62		.60	1.72
Year ended 12/31/2007	40.03	1.06	4.36	5.42	(.95)	(2.07)	(3.02)	42.43	13.55	3,235.61		.58	2.45
Year ended 12/31/2006	35.39	.62	6.15	6.77	(.56)	(1.57)	(2.13)	40.03	19.21	1,815.61		.58	1.58
Year ended 12/31/2005	32.24	.57	3.16	3.73	(.58)	-	(.58)	35.39	11.64	662.66		.63	1.71
Year ended 12/31/2004	28.84	.59	3.35	3.94	(.54)	-	(.54)	32.24	13.84	463.70		.70	2.02
Class F-2:
Period from 8/1/2008 to 12/31/2008	37.09	.23	(11.97)	(11.74)	(.37)	-	(.37)	24.98	(31.78)	92.17		.16	.88
Class 529-A:
Year ended 12/31/2008	42.42	.58	(17.21)	(16.63)	(.56)	(.26)	(.82)	24.97	(39.71)	485.68		.65	1.66
Year ended 12/31/2007	40.02	1.03	4.36	5.39	(.92)	(2.07)	(2.99)	42.42	13.49	643.66		.64	2.37
Year ended 12/31/2006	35.38	.60	6.15	6.75	(.54)	(1.57)	(2.11)	40.02	19.16	414.66		.63	1.55
Year ended 12/31/2005	32.24	.55	3.15	3.70	(.56)	-	(.56)	35.38	11.60	231.70		.67	1.66
Year ended 12/31/2004	28.84	.59	3.34	3.93	(.53)	-	(.53)	32.24	13.77	146.73		.72	2.00
Class 529-B:
Year ended 12/31/2008	42.41	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.96	(40.20)	54	1.50	1.47	.84
Year ended 12/31/2007	40.01	.66	4.38	5.04	(.57)	(2.07)	(2.64)	42.41	12.57	80	1.48	1.46	1.53
Year ended 12/31/2006	35.37	.27	6.16	6.43	(.22)	(1.57)	(1.79)	40.01	18.18	60	1.50	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.66	40	1.54	1.52	.82
Year ended 12/31/2004	28.83	.33	3.35	3.68	(.28)	-	(.28)	32.23	12.83	29	1.59	1.59	1.13
Class 529-C:
Year ended 12/31/2008	42.40	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.95	(40.21)	147	1.49	1.47	.85
Year ended 12/31/2007	40.00	.67	4.37	5.04	(.57)	(2.07)	(2.64)	42.40	12.58	195	1.48	1.45	1.56
Year ended 12/31/2006	35.37	.28	6.14	6.42	(.22)	(1.57)	(1.79)	40.00	18.16	126	1.49	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.68	71	1.53	1.51	.83
Year ended 12/31/2004	28.83	.34	3.34	3.68	(.28)	-	(.28)	32.23	12.84	45	1.58	1.58	1.14
Class 529-E:
Year ended 12/31/2008	42.40	.48	(17.21)	(16.73)	(.46)	(.26)	(.72)	24.95	(39.90)	21.98		.96	1.36
Year ended 12/31/2007	40.00	.88	4.38	5.26	(.79)	(2.07)	(2.86)	42.40	13.14	29.97		.95	2.05
Year ended 12/31/2006	35.36	.48	6.15	6.63	(.42)	(1.57)	(1.99)	40.00	18.80	20.97		.95	1.23
Year ended 12/31/2005	32.23	.44	3.15	3.59	(.46)	-	(.46)	35.36	11.24	12	1.02	.99	1.34
Year ended 12/31/2004	28.83	.49	3.35	3.84	(.44)	-	(.44)	32.23	13.40	7	1.06	1.05	1.66

Class 529-F-1:
Year ended 12/31/2008	$42.39	$.64	$(17.19)	$(16.55)	$(.63)	$(.26)	$(.89)	$24.95	(39.59%)	$20.48%		.46%	1.84%
Year ended 12/31/2007	40.00	1.13	4.33	5.46	(1.00)	(2.07)	(3.07)	42.39	13.69	20.47		.45	2.62
Year ended 12/31/2006	35.36	.67	6.15	6.82	(.61)	(1.57)	(2.18)	40.00	19.40	11.47		.45	1.73
Year ended 12/31/2005	32.22	.59	3.15	3.74	(.60)	-	(.60)	35.36	11.68	5.58		.56	1.76
Year ended 12/31/2004	28.82	.58	3.33	3.91	(.51)	-	(.51)	32.22	13.73	2.81		.80	1.95
Class R-1:
Year ended 12/31/2008	42.31	.32	(17.18)	(16.86)	(.29)	(.26)	(.55)	24.90	(40.16)	61	1.43	1.41	.91
Year ended 12/31/2007	39.93	.72	4.33	5.05	(.60)	(2.07)	(2.67)	42.31	12.62	57	1.44	1.42	1.67
Year ended 12/31/2006	35.31	.29	6.13	6.42	(.23)	(1.57)	(1.80)	39.93	18.19	23	1.47	1.43	.74
Year ended 12/31/2005	32.18	.29	3.16	3.45	(.32)	-	(.32)	35.31	10.74	11	1.50	1.46	.88
Year ended 12/31/2004	28.79	.37	3.33	3.70	(.31)	-	(.31)	32.18	12.92	6	1.53	1.49	1.26
Class R-2:
Year ended 12/31/2008	42.30	.30	(17.17)	(16.87)	(.28)	(.26)	(.54)	24.89	(40.19)	366	1.49	1.47	.85
Year ended 12/31/2007	39.92	.70	4.34	5.04	(.59)	(2.07)	(2.66)	42.30	12.61	471	1.46	1.40	1.62
Year ended 12/31/2006	35.29	.30	6.14	6.44	(.24)	(1.57)	(1.81)	39.92	18.26	291	1.54	1.41	.77
Year ended 12/31/2005	32.17	.30	3.14	3.44	(.32)	-	(.32)	35.29	10.73	155	1.64	1.43	.91
Year ended 12/31/2004	28.77	.38	3.34	3.72	(.32)	-	(.32)	32.17	13.02	93	1.76	1.45	1.29
Class R-3:
Year ended 12/31/2008	42.38	.48	(17.20)	(16.72)	(.46)	(.26)	(.72)	24.94	(39.89)	1,058.98		.95	1.37
Year ended 12/31/2007	39.98	.92	4.34	5.26	(.79)	(2.07)	(2.86)	42.38	13.17	1,157.97		.94	2.12
Year ended 12/31/2006	35.35	.47	6.14	6.61	(.41)	(1.57)	(1.98)	39.98	18.75	525.99		.96	1.21
Year ended 12/31/2005	32.21	.45	3.16	3.61	(.47)	-	(.47)	35.35	11.26	220	1.01	.98	1.35
Year ended 12/31/2004	28.82	.50	3.33	3.83	(.44)	-	(.44)	32.21	13.41	125	1.05	1.04	1.69
Class R-4:
Year ended 12/31/2008	42.39	.58	(17.19)	(16.61)	(.57)	(.26)	(.83)	24.95	(39.70)	942.67		.65	1.68
Year ended 12/31/2007	39.99	1.05	4.34	5.39	(.92)	(2.07)	(2.99)	42.39	13.51	879.66		.64	2.42
Year ended 12/31/2006	35.36	.59	6.14	6.73	(.53)	(1.57)	(2.10)	39.99	19.12	438.67		.65	1.52
Year ended 12/31/2005	32.22	.55	3.16	3.71	(.57)	-	(.57)	35.36	11.61	205.69		.66	1.66
Year ended 12/31/2004	28.83	.60	3.33	3.93	(.54)	-	(.54)	32.22	13.85	80.69		.69	2.04
Class R-5:
Year ended 12/31/2008	42.46	.69	(17.23)	(16.54)	(.67)	(.26)	(.93)	24.99	(39.53)	1,077.37		.35	1.98
Year ended 12/31/2007	40.06	1.18	4.34	5.52	(1.05)	(2.07)	(3.12)	42.46	13.81	1,014.37		.34	2.73
Year ended 12/31/2006	35.41	.71	6.16	6.87	(.65)	(1.57)	(2.22)	40.06	19.50	481.38		.35	1.83
Year ended 12/31/2005	32.26	.65	3.17	3.82	(.67)	-	(.67)	35.41	11.94	265.39		.36	1.96
Year ended 12/31/2004	28.86	.68	3.35	4.03	(.63)	-	(.63)	32.26	14.19	141.39		.39	2.31

	Year ended December 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	29%	27%	21%	24%	30%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended December 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.39 and 0.90%, respectively. The impact to the other share classes would have been approximately the same.

(4) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, Inc. (the “Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008, through December 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$650.83	$2.57	.62%
Class A -- assumed 5% return	1,000.00	1,022.02	3.15	.62
Class B -- actual return	1,000.00	648.37	5.76	1.39
Class B -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class C -- actual return	1,000.00	648.37	5.88	1.42
Class C -- assumed 5% return	1,000.00	1,018.00	7.20	1.42
Class F-1 -- actual return	1,000.00	650.94	2.49	.60
Class F-1 -- assumed 5% return	1,000.00	1,022.12	3.05	.60
Class F-2 -- actual return †	1,000.00	682.18	1.36	.39
Class F-2 -- assumed 5% return †	1,000.00	1,023.18	1.98	.39
Class 529-A -- actual return	1,000.00	650.74	2.74	.66
Class 529-A -- assumed 5% return	1,000.00	1,021.82	3.35	.66
Class 529-B -- actual return	1,000.00	648.29	6.13	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-C -- actual return	1,000.00	648.00	6.13	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-E -- actual return	1,000.00	649.65	4.02	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.26	4.93	.97
Class 529-F-1 -- actual return	1,000.00	651.42	1.95	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.77	2.39	.47
Class R-1 -- actual return	1,000.00	648.30	5.97	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-2 -- actual return	1,000.00	648.16	6.26	1.51
Class R-2 -- assumed 5% return	1,000.00	1,017.55	7.66	1.51
Class R-3 -- actual return	1,000.00	649.71	3.98	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.31	4.88	.96
Class R-4 -- actual return	1,000.00	650.85	2.74	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.82	3.35	.66
Class R-5 -- actual return	1,000.00	651.81	1.45	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.38	1.78	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through December 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information
                                                                                                                              unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2008:

Long-term capital gains	$316,888,000
Qualified dividend income	100%
Corporate dividends received deduction	$626,660,000
U.S. government income that may be exempt from state taxation	$19,248,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that although the fund’s net asset value per share had declines during the one-year period ended December 31, 2008, its long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s 10% advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2008:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–43.08%	–0.35%	0.07%
Not reflecting CDSC	–40.14	0.00	0.07

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–40.75	–0.06	0.40
Not reflecting CDSC	–40.16	–0.06	0.40

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–39.69	0.74	1.20

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–31.78	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–43.18	–0.49	1.29
Not reflecting maximum sales charge	–39.71	0.69	2.17

Class 529-B shares[3] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–43.14	–0.49	1.56
Not reflecting CDSC	–40.20	–0.14	1.56

Class 529-C shares[3] — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–40.80	–0.14	1.32
Not reflecting CDSC	–40.21	–0.14	1.32

Class 529-E shares[1,3] — first sold 3/7/02	–39.90	0.38	1.03

Class 529-F-1 shares[1,3] — first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–39.59	0.82	6.09

[1]These shares are sold without any initial or contingent deferred sales charge.
[2]Results are cumulative total returns; they are not annualized.
[3]Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ronald P. Badie, 66	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown

Joseph C. Berenato, 62	2003	Chairman and CEO, Ducommun Incorporated
(aerospace components manufacturer)

Louise H. Bryson, 64	2008	Chair of the Board of Trustees, J. Paul Getty Trust; President, Distribution, Lifetime Entertainment Network; General Manager, Lifetime Movie Network

Robert J. Denison, 67	2005	Chair, First Security Management (private investment)

Robert A. Fox, 71	1998	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO,
Foster Farms (poultry producer)

Leonade D. Jones, 61	1998	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 71	1998	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 74	1985	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 74	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and
Non-Executive)

Patricia K. Woolf, Ph.D., 74	1998	Private investor; corporate director; former Lecturer,
		Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Ronald P. Badie, 66	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.; Obagi Medical Products, Inc.

Joseph C. Berenato, 62	6	Ducommun Incorporated

Louise H. Bryson, 64	3	None

Robert J. Denison, 67	5	None

Robert A. Fox, 71	8	Chemtura Corporation

Leonade D. Jones, 61	7	None

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 74	4	None

Henry E. Riggs, 74	5	None
Chairman of the Board
(Independent and
Non-Executive)

Patricia K. Woolf, Ph.D., 74	7	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

James F. Rothenberg, 62	1998	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive Chair, American Funds Distributors, Inc.;[5] Director and Non-Executive Chair, The Capital Group Companies, Inc.[5]

Dina N. Perry, 63	1994	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” directors[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

James F. Rothenberg, 62	2	None
Vice Chairman of the Board

Dina N. Perry, 63	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers[6]

Name, age and position with fund	Year first elected an officer of the fund¹	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Paul G. Haaga, Jr., 60	1994	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

Michael T. Kerr, 49	1995	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Martin Romo,[6] 41	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;[5] Director and Co-President, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Mark L. Casey,[6] 38	2008	Vice President — Capital World Investors, Capital
Vice President		Research Company[5]

Ronald B. Morrow, 63	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Donald H. Rolfe, 36	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 50	1989–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 37	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Martin Romo and Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Result of meeting of shareholders held August 7, 2008

Shares outstanding (all classes) on record date (June 9, 2008)	1,296,901,249
Total shares voting on August 7, 2008	910,379,166	(70%)

Election of directors:

		Percent of		Percent of
Director	Votes for	shares voting for	Votes witheld	shares withheld

Ronald P. Badie	895,887,696	98%	14,491,470	2%
Joseph C. Berenato	896,178,585	98	14,200,581	2
Louise H. Bryson	896,031,526	98	14,347,640	2
Robert J. Denison	896,135,683	98	14,243,482	2
Robert A. Fox	895,404,772	98	14,974,394	2
Leonade D. Jones	895,844,816	98	14,534,350	2
John G. McDonald	895,099,750	98	15,279,415	2
Gail L. Neale	895,365,861	98	15,013,304	2
Dina N. Perry	896,197,929	98	14,181,236	2
Henry E. Riggs	895,450,340	98	14,928,825	2
James F. Rothenberg	896,211,805	98	14,167,361	2
Patricia K. Woolf	895,253,027	98	15,126,139	2

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2008, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
>Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-910-0209P

Litho in USA KBDA/LPT/8056-S16805

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$72,000
2008	$76,000

b) Audit-Related Fees:
2007	$10,000
2008	$16,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$9,000
2008	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	$916,000
2008	$1,070,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	2,000
2008	8,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,224,000 for fiscal year 2007 and $1,396,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Fundamental InvestorsSM
Investment portfolio

December 31, 2008

Common stocks — 88.03%	Shares	Value (000)

INFORMATION TECHNOLOGY — 17.61%
Nokia Corp. (ADR)	34,522,000	$538,543
Nokia Corp.[1]	18,900,000	293,733
Oracle Corp.[2]	38,391,979	680,690
Microsoft Corp.	33,295,000	647,255
Cisco Systems, Inc.[2]	32,910,000	536,433
Google Inc., Class A2	1,200,000	369,180
Yahoo! Inc.[2]	28,160,000	343,552
EMC Corp.[2]	24,745,000	259,080
Intuit Inc.[2]	9,975,000	237,305
SAP AG (ADR)	6,500,000	235,430
Corning Inc.	16,520,000	157,436
Applied Materials, Inc.	14,600,000	147,898
Fidelity National Information Services, Inc.	7,615,000	123,896
Kyocera Corp.[1]	1,625,000	116,969
Lender Processing Services, Inc.	3,807,500	112,131
Xilinx, Inc.	5,800,000	103,356
Paychex, Inc.	3,900,000	102,492
International Business Machines Corp.	1,200,000	100,992
Microchip Technology Inc.	4,818,000	94,096
Apple Inc.[2]	1,000,000	85,350
Trimble Navigation Ltd.[2]	3,725,000	80,497
STMicroelectronics NV1	11,000,000	73,852
QUALCOMM Inc.	2,000,000	71,660
Red Hat, Inc.[2]	5,301,536	70,086
Linear Technology Corp.	2,700,000	59,724
Hewlett-Packard Co.	1,500,000	54,435
Texas Instruments Inc.	3,500,000	54,320
Autodesk, Inc.[2]	2,500,000	49,125
Comverse Technology, Inc.[2]	7,684,470	48,105
ASML Holding NV1	2,609,568	46,685
KLA-Tencor Corp.	1,674,500	36,487
Dell Inc.[2]	2,000,000	20,480
Tyco Electronics Ltd.	1,125,000	18,236
HTC Corp.[1]	1,522,800	15,390
Murata Manufacturing Co., Ltd.[1]	300,000	11,734
Metavante Technologies, Inc.[2]	496,666	8,001
		6,004,634

INDUSTRIALS — 12.24%
Deere & Co.	10,500,000	402,360
Schneider Electric SA1	4,110,075	307,770
Emerson Electric Co.	8,400,000	307,524
Union Pacific Corp.	6,100,000	291,580
General Electric Co.	14,700,000	238,140
Caterpillar Inc.	5,217,500	233,066
General Dynamics Corp.	3,545,800	204,203
Northrop Grumman Corp.	4,366,243	196,655
Parker Hannifin Corp.	4,200,000	178,668
Boeing Co.	4,000,000	170,680
Waste Management, Inc.	5,100,000	169,014
Deutsche Post AG1	8,945,000	151,707
Raytheon Co.	2,832,732	144,583
Tyco International Ltd.	6,615,000	142,884
European Aeronautic Defence and Space Co. EADS NV1	7,500,000	126,937
Lockheed Martin Corp.	1,248,200	104,949
Fastenal Co.	2,995,500	104,393
Finmeccanica SpA[1]	6,000,000	92,140
United Parcel Service, Inc., Class B	1,600,000	88,256
Precision Castparts Corp.	1,300,000	77,324
United Technologies Corp.	1,250,000	67,000
Mitsubishi Heavy Industries, Ltd.[1]	14,446,000	64,312
KBR, Inc.	3,950,000	60,040
Mitsubishi Corp.[1]	3,995,800	55,971
Joy Global Inc.	2,238,638	51,242
Corporate Executive Board Co.[3]	2,304,200	50,831
Grafton Group PLC, units[1,3]	14,650,000	47,441
Republic Services, Inc.	1,125,000	27,889
Kingspan Group PLC[1]	3,500,000	15,297
		4,172,856

HEALTH CARE — 11.87%
Merck & Co., Inc.	19,940,800	606,200
Roche Holding AG1	3,025,000	462,758
Eli Lilly and Co.	9,898,400	398,609
Wyeth	10,000,000	375,100
Bayer AG, non-registered shares[1]	4,670,000	275,019
Abbott Laboratories	4,450,000	237,496
C. R. Bard, Inc.	2,500,000	210,650
UnitedHealth Group Inc.	6,500,000	172,900
Hologic, Inc.[2]	12,730,000	166,381
Shire Ltd. (ADR)	3,500,000	156,730
Medtronic, Inc.	4,124,700	129,598
Johnson & Johnson	2,000,000	119,660
Amgen Inc.[2]	2,058,000	118,849
Schering-Plough Corp.	5,302,800	90,307
Celgene Corp.[2]	1,600,000	88,448
Boston Scientific Corp.[2]	11,290,000	87,385
Stryker Corp.	1,700,000	67,915
Novo Nordisk A/S, Class B1	1,329,000	67,826
Aetna Inc.	2,310,000	65,835
St. Jude Medical, Inc.[2]	1,600,000	52,736
Hospira, Inc.[2]	1,700,000	45,594
Medco Health Solutions, Inc.[2]	926,000	38,809
Elan Corp., PLC (ADR)[2]	1,832,661	10,996
		4,045,801

ENERGY — 10.54%
Suncor Energy Inc.	36,866,206	717,658
Occidental Petroleum Corp.	6,804,244	408,186
Chevron Corp.	2,892,763	213,978
Tenaris SA (ADR)	10,170,000	213,367
EnCana Corp.	4,300,000	201,008
Diamond Offshore Drilling, Inc.	3,332,000	196,388
Murphy Oil Corp.	4,343,636	192,640
CONSOL Energy Inc.[4]	6,700,000	191,486
Royal Dutch Shell PLC, Class A (ADR)	3,500,000	185,290
Hess Corp.	3,000,000	160,920
Imperial Oil Ltd.	3,608,739	121,397
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	4,850,000	118,776
Schlumberger Ltd.	2,700,000	114,291
Petro-Canada	4,890,000	107,231
Transocean Ltd.[2]	1,500,000	70,875
Devon Energy Corp.	1,000,000	65,710
OAO LUKOIL (ADR)[1]	2,000,000	64,846
Smith International, Inc.	2,685,000	61,460
Acergy SA1	9,520,000	54,555
Exxon Mobil Corp.	500,000	39,915
OAO TMK (GDR)[1]	5,685,000	22,164
Marathon Oil Corp.	710,000	19,426
Saipem SpA, Class S1	1,000,000	16,833
Cameco Corp.	846,300	14,620
Quicksilver Resources Inc.[2]	2,592,200	14,439
CNX Gas Corp.[2]	217,800	5,946
		3,593,405

FINANCIALS — 7.58%
Wells Fargo & Co.	10,880,000	320,742
Berkshire Hathaway Inc., Class A2	2,945	284,487
JPMorgan Chase & Co.	8,000,000	252,240
Bank of America Corp.	17,160,000	241,613
U.S. Bancorp	8,712,000	217,887
Citigroup Inc.	28,900,000	193,919
SunTrust Banks, Inc.	6,000,000	177,240
ACE Ltd.	3,200,000	169,344
AMP Ltd.[1]	25,000,412	96,949
Capital One Financial Corp.	2,400,000	76,536
Marsh & McLennan Companies, Inc.	2,795,000	67,835
AXA SA1	2,845,500	63,597
M&T Bank Corp.	1,090,000	62,577
Industrial and Commercial Bank of China Ltd., Class H1	109,000,000	57,935
Marshall & Ilsley Corp.	3,189,998	43,512
T. Rowe Price Group, Inc.	1,200,000	42,528
HSBC Holdings PLC (United Kingdom)[1]	4,000,000	38,723
People’s United Financial, Inc.	2,000,000	35,660
Bank of New York Mellon Corp.	1,000,000	28,330
CapitalSource Inc.	5,500,954	25,414
American Express Co.	1,100,000	20,405
Irish Life & Permanent PLC[1]	9,000,000	20,020
Allied Irish Banks, PLC[1]	8,200,000	19,991
Bank of Ireland[1]	15,863,513	18,738
Zions Bancorporation	252,000	6,177
		2,582,399

CONSUMER DISCRETIONARY — 7.18%
McDonald’s Corp.	9,406,400	584,984
Lowe’s Companies, Inc.	20,210,000	434,919
Time Warner Inc.	17,500,000	176,050
Home Depot, Inc.	7,500,000	172,650
Johnson Controls, Inc.	7,500,000	136,200
Best Buy Co., Inc.	3,775,000	106,115
Toyota Motor Corp.[1]	3,000,000	97,982
Target Corp.	2,750,000	94,958
Amazon.com, Inc.[2]	1,600,000	82,048
Starbucks Corp.[2]	8,000,000	75,680
Macy’s, Inc.	6,500,000	67,275
Starwood Hotels & Resorts Worldwide, Inc.	3,424,417	61,297
Nikon Corp.[1]	3,977,000	47,543
Virgin Media Inc.[2]	8,000,000	39,920
Honda Motor Co., Ltd.[1]	1,841,500	39,849
Harman International Industries, Inc.	2,370,000	39,650
Penn National Gaming, Inc.[2]	1,763,000	37,693
News Corp., Class A	3,650,000	33,179
Weight Watchers International, Inc.	1,070,000	31,479
Garmin Ltd.	1,469,383	28,168
Chipotle Mexican Grill, Inc., Class A2	238,832	14,803
Chipotle Mexican Grill, Inc., Class B2	208,000	11,916
Liberty Media Corp., Liberty Interactive, Series A2	6,274,100	19,575
Magna International Inc., Class A	474,300	14,196
		2,448,129

MATERIALS — 6.28%
Syngenta AG1	2,025,400	389,946
Potash Corp. of Saskatchewan Inc.	2,509,100	183,716
Monsanto Co.	2,550,000	179,392
Rio Tinto PLC[1]	7,266,709	159,248
CRH PLC[1]	6,083,204	153,907
E.I. du Pont de Nemours and Co.	5,500,000	139,150
Sigma-Aldrich Corp.	2,650,000	111,936
Freeport-McMoRan Copper & Gold Inc.	4,500,000	109,980
Weyerhaeuser Co.	3,583,000	109,676
Newmont Mining Corp.	2,500,000	101,750
BHP Billiton Ltd.[1]	4,675,000	100,439
Alcoa Inc.	8,150,000	91,769
Ecolab Inc.	1,600,000	56,240
Southern Peru Copper Corp.	2,800,000	44,968
United States Steel Corp.	1,000,000	37,200
Mosaic Co.	1,000,000	34,600
Vulcan Materials Co.	450,000	31,311
Norsk Hydro ASA[1]	6,500,000	26,422
Cliffs Natural Resources Inc.	1,000,000	25,610
Buzzi Unicem SpA, nonconvertible shares[1]	2,640,000	24,587
Grupo México, SAB de CV, Series B	36,757,713	23,458
Temple-Inland Inc.	1,500,000	7,200
		2,142,505

CONSUMER STAPLES — 5.19%
Wal-Mart Stores, Inc.	7,732,700	433,495
Philip Morris International Inc.	8,224,800	357,861
Altria Group, Inc.	14,996,000	225,840
Coca-Cola Co.	3,850,000	174,290
Avon Products, Inc.	6,880,000	165,326
Procter & Gamble Co.	1,600,000	98,912
Diageo PLC[1]	6,700,000	94,267
Kraft Foods Inc., Class A	3,400,000	91,290
Unilever NV, depository receipts[1]	2,995,000	72,749
Archer Daniels Midland Co.	1,310,000	37,767
C&C Group PLC[1]	8,884,742	18,035
		1,769,832

TELECOMMUNICATION SERVICES — 3.32%
AT&T Inc.	18,512,500	527,606
Verizon Communications Inc.	9,400,000	318,660
KDDI Corp.[1]	20,000	142,134
Vodafone Group PLC[1]	44,500,000	90,609
Qwest Communications International Inc.	10,500,000	38,220
Sprint Nextel Corp., Series 1[2]	8,400,000	15,372
		1,132,601

UTILITIES — 2.82%
Questar Corp.	5,000,000	163,450
American Water Works Co., Inc.	7,785,000	162,551
Exelon Corp.	2,545,000	141,527
GDF Suez[1]	2,809,089	139,471
Edison International	3,250,000	104,390
Electricité de France SA1	1,734,000	101,032
FPL Group, Inc.	1,256,397	63,234
Duke Energy Corp.	3,000,000	45,030
E.ON AG1	500,000	20,269
Entergy Corp.	150,000	12,470
SUEZ Environnement Co.[1,2]	500,000	8,452
		961,876

MISCELLANEOUS — 3.40%
Other common stocks in initial period of acquisition		1,154,476

Total common stocks (cost: $37,451,706,000)		30,008,514

	Principal amount
Bonds & notes — 0.15%	(000)

INDUSTRIALS — 0.15%
Burlington Northern Santa Fe Corp. 7.00% 2014	$48,570	50,741

Total bonds & notes (cost: $48,559,000)		50,741

Short-term securities — 11.40%

Freddie Mac 0.25%–2.35% due 1/12–9/30/2009	1,086,444	1,085,086
Fannie Mae 0.10%–2.50% due 1/28–6/19/2009	778,500	777,788
Federal Home Loan Bank 0.22%–2.65% due 1/16–4/13/2009	594,900	594,597
U.S. Treasury Bills 1.89%–1.945% due 1/15–2/12/2009	188,800	188,795
Hewlett-Packard Co. 0.30%–2.20% due 1/7–2/12/2009[5]	160,495	160,370
Walt Disney Co. 0.40%–1.70% due 1/13–4/6/2009	141,800	141,641
Procter & Gamble International Funding S.C.A. 0.35%–1.40% due 3/4–3/27/2009[5]	84,500	84,457
Procter & Gamble Co. 1.75% due 2/10/2009[5]	31,800	31,772
Illinois Tool Works Inc. 1.50%–1.85% due 1/8–1/12/2009	100,000	99,963
Honeywell International Inc. 0.28%–2.10% due 1/20–3/23/2009[5]	65,000	64,946
AT&T Inc. 0.35%–2.10% due 1/9–1/20/2009[5]	60,000	59,980
International Bank for Reconstruction and Development 1.00% due 2/18/2009	58,200	58,184
Bank of America Corp. 1.90% due 2/4/2009	50,000	50,002
Chevron Corp. 0.15% due 2/27/2009	50,000	49,984
United Parcel Service Inc. 0.50% due 3/3/2009[5]	50,000	49,978
Federal Farm Credit Banks 1.00% due 3/25/2009	50,000	49,966
General Dynamics Corp. 2.30% due 1/16/2009[5]	50,000	49,952
General Electric Capital Corp., FDIC insured, 0.75% due 2/9/2009	50,000	49,901
Park Avenue Receivables Co., LLC 1.40% due 1/14/2009[5]	21,428	21,416
Jupiter Securitization Co., LLC 0.25% due 1/28/2009[5]	19,700	19,696
Private Export Funding Corp. 0.15%–1.30% due 1/21–3/2/2009[5]	40,100	40,063
Emerson Electric Co. 1.20% due 1/26/2009[5]	36,000	35,969
Caterpillar Inc. 1.30% due 1/7/2009[5]	17,300	17,295
Caterpillar Financial Services Corp. 1.30% due 1/5/2009	17,000	16,997
Merck & Co. Inc. 1.75% due 1/6/2009	29,300	29,293
Harvard University 1.07% due 2/5/2009	20,000	19,981
NetJets Inc. 1.05% due 1/20/2009[5]	19,900	19,874
Estée Lauder Companies Inc. 1.25% due 1/12/2009[5]	15,000	14,994
Medtronic Inc. 1.30% due 2/2/2009[5]	3,900	3,892

Total short-term securities (cost: $3,882,013,000)		3,886,832

Total investment securities (cost: $41,382,278,000)		33,946,087
Other assets less liabilities		143,735

Net assets		$34,089,822

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $4,750,396,000, which represented 13.93% of the net assets of the fund.
2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 10/2/2003 at a cost of $61,372,000) may be  subject to legal or contractual restrictions on resale.
5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration,  normally to qualified institutional buyers. The total value of all such securities was $674,654,000, which represented 1.98% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-910-0209O-S15839

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Fundamental Investors, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Fundamental Investors, Inc. (the “Fund”) as of December 31, 2008, and for the year then ended and have issued our report thereon dated February 9, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 9, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUNDAMENTAL INVESTORS, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: March 10, 2009

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: March 10, 2009